                                                                   EXHIBIT 10.17


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 31, 1999 by and among LIFEPOINT HOSPITALS HOLDINGS, INC. (the "Borrower"); the financial institutions which are now, or in accordance with
SECTION 11.6 of the Credit Agreement (hereinafter described) hereafter, parties to the Credit Agreement hereto by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent"), for the Lenders (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); SCOTIABANC, INC., as documentation agent (in such capacity, together with its successors and assigns in such capacity, the "Documentation Agent"); DEUTSCHE BANK SECURITIES INC., as syndication agent (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"); SUNTRUST BANK, NASHVILLE, N.A., as co-agent (in such capacity, together with its successors and assigns in such capacity, the "Co-Agent"); FLEET NATIONAL BANK, as arranger (in such capacity, together with its successors and assigns in such capacity, the "Arranger"); and DEUTSCHE BANK SECURITIES INC. and SCOTIABANC, INC., as co-arrangers (in such capacity, together with their successors and assigns in such capacity, the "Co-Arrangers").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Arranger and the Co-Arranger are parties to a Credit Agreement dated as of May 11, 1999 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. The Borrower intends to take a $23,400,000 non-cash charge in the fiscal quarter ending December 31, 1999 for impairment of long-lived assets with respect to the Three Sale Hospitals. In connection therewith, the Borrower has requested the Lenders' consent to adjustments to certain financial definitions as set forth herein. In addition, the Borrower has requested that the Lenders' consent to a change in permitted Investments.

         C. The Lenders signing below are willing to consent to such adjustments on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

         A. DEFINITIONS. ARTICLE I of the Credit Agreement is amended by deleting the definitions of "Consolidated EBITDA" and "Pricing Leverage Ratio" and substituting therefor the following definitions:

         "Consolidated EBITDA": for any period, as to LifePoint Parent and its Subsidiaries, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, (c) depreciation and amortization expense (including deferred loan cost amortization if a non-cash charge), (d) ESOP expense (if a non-cash charge), (e) non-cash charges and non-cash adjustments for impairment of long-lived assets not to exceed (1) $10,000,000 in the aggregate for any Reference Period which does not include the fiscal quarter ending December 31, 1999, or (2) $23,400,000 in the aggregate for any Reference Period which includes the fiscal quarter ending December 31, 1999, and (f) other non-cash items and extraordinary non-cash charges not to exceed $10,000,000 for any Reference Period, all determined on a consolidated basis in accordance with GAAP. For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of the ratio of Consolidated Total Debt to Consolidated EBITDA or the ratio of Consolidated Cash Flow to Consolidated Fixed Charges, (i) if at any time during such Reference Period such Person or any Subsidiary shall have made any Material Disposition (other than any sale of the Three Sale Hospitals), the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period such Person or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period.

         "Pricing Leverage Ratio": at any date, the ratio of (a) Consolidated Total Debt on such date to (b) Consolidated EBITDA for the most recently ended Reference Period; provided, however, notwithstanding clause (e) of the definition of "Consolidated EBITDA", for purposes of calculating the Pricing Leverage Ratio the add back for non-cash charges and non-cash adjustments for impairment of long-lived assets shall not exceed $10,000,000 for each Reference Period (including, without limitation any Reference Period which includes the fiscal quarter ending December 31, 1999).

         B. PERMITTED INVESTMENTS. SECTION 7.8(Q) is hereby amended in its entirety to read as follows:

         (q) Investments (but not Acquisitions) of a nature not contemplated in the foregoing subsections in an amount made or purchased not to exceed $1,000,000 in fiscal year 1999, $5,000,000 in fiscal year 2000, and $2,000,000 in each fiscal year thereafter.




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II.      REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF
         SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Affiliates, and each of them, shall remain in full force and effect and, by the Borrower's signature hereto and each such Subsidiary's consent hereto, such Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment has been duly authorized by all requisite company action on the part of the Borrower.

         B. The representations and warranties of any Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

         D. This Amendment constitutes the legal, valid and binding obligation of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         E. The Borrower will satisfy all of the conditions set forth in SECTION IV.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement and grant the foregoing consent, is subject to the following conditions precedent and subsequent:

         A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:



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

         1. On or before the date hereof:

            (a)  This Amendment.

            (b) True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the Borrower.

         2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request within the time period(s) reasonably designated by the Agent or its counsel.

         B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

VI.      MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]





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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                   LIFEPOINT HOSPITALS HOLDINGS, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   FLEET NATIONAL BANK,
                                   as Administrative Agent, Arranger,
                                   Co-Arranger and a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   DEUTSCHE BANK SECURITIES, INC.,
                                   as Syndication Agent and Co-Arranger


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   DEUTSCHE BANK, A.G., NEW YORK AND/OR CAYMAN
                                   ISLANDS BRANCH,
                                   as a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   SCOTIABANC, INC.,
                                   as Documentation Agent, Co-Arranger and
                                   a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                   SUNTRUST BANK, NASHVILLE, N.A.,
                                   as Co-Agent and a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   BANK OF AMERICA, N.A., as a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   THE CHASE MANHATTAN BANK, as a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   FIRST AMERICAN NATIONAL BANK,
                                   as a Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   MONUMENT CAPITAL LTD., as a Lender
                                   By: Alliance Capital Management, L.P.,
                                           as Investment Manager
                                   By: Alliance Capital Management Corporation,
                                          as General Partner



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                   OAK MOUNTAIN LIMITED, as a Lender
                                   By: Alliance Capital Management, L.P.,
                                           as Investment Manager
                                   By: Alliance Capital Management Corporation,
                                           as General Partner



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   LEHMAN COMMERCIAL PAPER INC.,
                                    as a Lender



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   NORSE CBO LTD., as a Lender



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   MAGNETITE ASSET INVESTORS LLC,
                                    as a Lender



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                   CARLYLE HIGH YIELD PARTNERS II LTD.,
                                    as a Lender



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   FIRST DOMINION FUNDING III,
                                    as a Lender



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   ARES III CLO LTD.,
                                    as a Lender



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                   NUVEEN SENIOR INCOME FUND, as a Lender
                                   By: Nuveen Senior Loan Asset Management Inc.



                                   By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                 CONSENT AND CONFIRMATION OF SECURITY OF PARENT

         The undersigned, LIFEPOINT HOSPITALS, INC., which owns all of the issued and outstanding equity interests in the Borrower, hereby joins in the execution of the foregoing First Amendment to Credit Agreement dated as of December 31, 1999 (the "Amendment") to which this Consent is attached (1) to confirm its consent to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Guarantee Agreement and Security Agreement entered into as required under such Credit Agreement and dated as of May 11, 1999 in favor of the Agent and the Lenders which remains in full force and effect.

                                  LIFEPOINT HOSPITALS, INC.




                                  By:
                                       -----------------------------------------
                                        Name:
                                        Title:

              CONSENT AND CONFIRMATION OF SECURITY OF SUBSIDIARIES

         Each of the undersigned Subsidiaries of the Borrower hereby joins in the execution of the foregoing First Amendment to Credit Agreement dated as of December 31, 1999 (the "Amendment") to which this Subsidiary Confirmation of Security is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Guaranty and Security Agreement entered into as required under such Credit Agreement and dated as of May 11, 1999 with the Agent, on behalf of the Lenders, which remain in full force and effect with respect to all of the Borrower Obligations and Grantor Obligations (as defined therein).

                                   AMERICA GROUP OFFICES, LLC
                                   AMERICA MANAGEMENT COMPANIES, LLC
                                   AMG-CROCKET, LLC
                                   AMG-HILCREST, LLC
                                   AMG-HILLSIDE, LLC
                                   AMG-LIVINGSTON, LLC
                                   AMG-LOGAN, LLC
                                   AMG-SOUTHERN TENNESSEE, LLC
                                   AMG-TRINITY, LLC
                                   ASHLEY VALLEY MEDICAL CENTER, LLC
                                   ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
                                   BARROW MEDICAL CENTER, LLC
                                   BARTOW HEALTHCARE PARTNER, INC.
                                   BARTOW HEALTHCARE SYSTEM LTD
                                   BARTOW MEMORIAL LIMITED PARTNER, LLC
                                   BOURBON COMMUNITY HOSPITAL, LLC
                                   BUFFALO TRACE RADIATION ONCOLOGY
                                     ASSOCIATES, LLC
                                   CASTLEVIEW HOSPITAL, LLC
                                   CASTLEVIEW MEDICAL, LLC
                                   CASTLEVIEW PHYSICIAN PRACTICE, LLC
                                   COMMUNITY HOSPITAL OF ANDALUSIA, INC.
                                   COMMUNITY MEDICAL, LLC
                                   CROCKETT HOSPITAL, LLC
                                   DODGE CITY HEALTHCARE GROUP, LP
                                   DODGE CITY HEALTHCARE PARTNER, INC.
                                   GEORGETOWN COMMUNITY HOSPITAL, LLC
                                   GEORGETOWN REHABILITATION, LLC
                                   HALSTEAD HOSPITAL, LLC
                                   HCK LOGAN MEMORIAL, LLC
                                   HDP ANDALUSIA, LLC

                             (signatures continued)

                                   HDP GEORGETOWN, LLC
                                   HILLSIDE HOSPITAL, LLC
                                   HST PHYSICIAN PRACTICE, LLC
                                   HTI GEORGETOWN, LLC
                                   HTI PINELAKE, LLC
                                   INTEGRATED PHYSICIAN SERVICES, LLC
                                   KANSAS HEALTHCARE MANAGEMENT COMPANY, INC.
                                   KANSAS HEALTHCARE MANAGEMENT SERVICES, LLC
                                   KENTUCKY HOSPITAL, LLC
                                   KENTUCKY MEDSERV, LLC
                                   KENTUCKY MSO, LLC
                                   KENTUCKY PHYSICIANS SERVICES, INC.
                                   LAKE CUMBERLAND HEALTH CARE, INC.
                                   LAKE CUMBERLAND REGIONAL HOSPITAL,  LLC
                                   LAKE CUMBERLAND REGIONAL PHYSICIAN
                                      HOSPITAL ORGANIZATION, LLC
                                   LHSC, LLC
                                   LIFEPOINT CORPORATE SERVICES, GENERAL
                                      PARTNERSHIP
                                   LIFEPOINT CSGP, LLC
                                   LIFEPOINT CSLP, LLC
                                   LIFEPOINT FINANCE GP, LLC
                                   LIFEPOINT FINANCE LP, LLC
                                   LIFEPOINT FINANCE, LIMITED PARTNERSHIP
                                   LIFEPOINT HOLDINGS 2, LLC
                                   LIFEPOINT HOLDINGS 3, INC.
                                   LIFEPOINT OF GAGP, LLC
                                   LIFEPOINT OF GEORGIA, LIMITED PARTNERSHIP
                                   LIFEPOINT OF KENTUCKY, LLC
                                   LIFEPOINT MEDICAL GROUP-HILLSIDE, INC.
                                   LIFEPOINT RC, INC.
                                   LIVINGSTON REGIONAL HOSPITAL, LLC
                                   LOGAN MEDICAL, LLC
                                   LOGAN MEMORIAL HOSPITAL, LLC
                                   MEADOWVIEW PHYSICIAN PRACTICE, LLC
                                   MEADOWVIEW REGIONAL MEDICAL CENTER, LLC
                                   MEADOWVIEW RIGHTS, LLC

                             (signatures continued)

                                   PINELAKE PHYSICIAN PRACTICE, LLC
                                   PINELAKE REGIONAL HOSPITAL, LLC
                                   POITRAS PRACTICE, LLC
                                   PRIMARY HEALTHCARE PARTNERS INC., LP
                                   R. KENDALL BROWN PRACTICE, LLC
                                   RIVERTON MEMORIAL HOSPITAL, LLC
                                   RIVERTON PHYSICIAN PRACTICES, LLC
                                   RIVERVIEW MEDICAL CENTER, LLC
                                   SELECT HEALTHCARE, LLC
                                   SILETCHNIK PRACTICE, LLC
                                   SMITH COUNTY MEMORIAL HOSPITAL, LLC
                                   SOUTHERN TENNESSEE EMS, LLC
                                   SOUTHERN TENNESSEE MEDICAL CENTER, LLC
                                   SPRINGHILL MEDICAL CENTER, LLC
                                   SPRINGHILL MOB, LLC
                                   THM PHYSICIAN PRACTICE, LLC
                                   TRINITY HOSPITAL, LLC
                                   WESTERN PLAINS REGIONAL HOSPITAL, LLC


                                   By:
                                       -----------------------------------------
                                         Name:
                                         Title:
                                         (duly authorized signatory as to all)